UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2015

Parkview Capital Credit, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55411	47-2441958
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Post Oak Center

1980 Post Oak Boulevard, 15th Floor

Houston, Texas 77056

(Address of principal executive offices)

(713) 622-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in the Company’s Certifying Accountant.

(a)	On October 8, 2015, EisnerAmper LLP (“EisnerAmper”), who was previously engaged as the principal accountant to audit the financial statements of Parkview Capital Credit, Inc. (the “Company”), resigned its position. The audit report issued by EisnerAmper for the fiscal year ended December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal year ended December 31, 2014 and the subsequent interim periods preceding the resignation of EisnerAmper, there were (1) no disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of EisnerAmper, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report; and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934.

Before filing this Current Report on Form 8-K, and pursuant to Item 304 (a)(3) of Regulation S-K, the Company provided EisnerAmper with the disclosures made in this filing. The Company requested that EisnerAmper provide it with a letter addressed to the Securities and Exchange Commission indicating if it had any disagreements with the disclosures made herein. The Company received the correspondence included as Exhibit 16.1 hereto from EisnerAmper on October 14, 2015. Such letter is incorporated herein by reference.

(b)	On October 13, 2015, the Company retained WeiserMazars LLP (“WeiserMazars”) as its new independent principal accountant to audit the Company’s financial statements beginning with the fiscal year ending December 31, 2015. Since the Company’s inception in November 2014, the Company has not retained or inquired of WeiserMazars regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. Further, the Company received no written report or oral advice from WeiserMazars that the Company considered in reaching a decision to retain it.

Item 9.01	Financial Statements and Exhibits.

      (d) Exhibits

16.1	Letter from EisnerAmper LLP, dated October 14, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKVIEW CAPITAL CREDIT, INC.

Dated: October 14, 2015	By:	/s/ Keith W. Smith
	Name:	Keith W. Smith
	Title:	President and Chief Executive Officer

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